[EATON VANCE LOGO]




                                                                    [BANK NOTES]




Annual Report October 31, 2001


[STATUE ON HORSEBACK]             EATON VANCE
                                      HIGH
                                     INCOME
                                      FUND




[SKYLINE OF CITY]

EATON VANCE HIGH INCOME FUND as of October 31, 2001
================================================================================
LETTER TO SHAREHOLDERS
================================================================================

[PHOTO OF JAMES    Eaton Vance High Income Fund, Class B shares, had a total
B. HAWKES]         return of -10.39% for the year ended October 31, 2001.(1)
                   That return was the result of a decrease in net asset value per share to $4.86 on October 31, 2001 from $6.18
James B. Hawkes    on October 31, 2000, and the reinvestment of $0.715 in
President          dividends.

Class C shares had a total return of -10.31% for the year, the result of a decrease in NAV to $6.41 from $8.13, and the reinvestment of $0.926 in dividends.(1)

Based on closing NAVs on October 31, 2001 of $4.86 for Class B shares and $6.41 for Class C shares, the distribution rates were 11.96% and 11.65%, respectively.(2) The SEC 30-day yields at October 31, 2001 were 10.93% and 10.94%, respectively.(3)

The events of September 11 have
further weakened the U.S. economy...

The difficult investment climate faced by high-yield investors over the past fiscal year was made dramatically more challenging by the tragic events of September 11. Since mid-2000, the high-yield market has been plagued by the woes of the wireline telecom sector, and through much of 2001, the flagging economy has resulted in lower corporate profits and deteriorating credit quality. The September attacks compounded the uncertainty by undermining consumer confidence.

Despite lower interest rates, a decline in third quarter Gross Domestic Product...

To boost the economy, the Federal Reserve began in January an aggressive series of interest rate cuts. By fiscal year-end, the Fed had lowered its Federal funds rate -- a key short-term interest rate barometer -- a total of 450 basis points (4.50%), but the economy had yet to respond. Third-quarter Gross Domestic Product (GDP) registered its worst showing since 1991, and unemployment posted its sharpest monthly rise in 21 years. In November, the economy was officially declared in a recession.

As we look toward recovery, we
believe high-yield bonds should
resume their important role...

Clearly, there are many hurdles to overcome, but the determination of businesses and individuals is an encouraging sign. The high-yield bond market played a major role in the sustained economic expansion of the past decade. As market excesses are eliminated, we feel strongly that the high-yield sector will again assume its role in capital formation and will present new opportunities to fixed-income investors. In the pages that follow, co-portfolio managers Michael Weilheimer and Thomas Huggins review the past year and offer their insights for the year ahead.

                                   Sincerely,

                                   /s/ James B. Hawkes

                                   James B. Hawkes
                                   President
                                   December 5, 2001

--------------------------------------------------------------------------------
FUND INFORMATION
AS OF OCTOBER 31, 2001

Performance(4)               Class B               Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                     -10.39%               -10.31%
Five Years                     1.97                  1.89
Ten Years                      6.65                  N.A.
Life of Fund+                  6.59                  4.09

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                     -14.32%               -11.10%
Five Years                     1.72                  1.89
Ten Years                      6.65                  N.A.
Life of Fund+                  6.59                  4.09

+Inception dates: Class B: 8/19/86; Class C: 6/8/94

TEN LARGEST ISSUERS(5)
--------------------------------------------------------------------------------

Charter Communication Holdings      3.3%
Allied Waste                        3.2
Pegasus Satellite                   2.1
AES Corp.                           2.1
Crown Castle International Corp.    2.1
Telewest Communication PLC          2.0
MGM Mirage, Inc.                    1.8
Chesapeake Energy Corp.             1.7
Calpine Corp.                       1.7
Sun International Hotels            1.5

(1) These returns do not include the applicable contingent deferred sales charge (CDSC) for Class B or C shares. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (3) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class C 1 - year SEC return reflects 1% CDSC. (5) Ten largest issuers account for 21.5% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Portfolio profile is subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

EATON VANCE HIGH INCOME FUND as of October 31, 2001
================================================================================
MANAGEMENT DISCUSSION
================================================================================

[PHOTO OF MICHAEL W.     AN INTERVIEW WITH
WEILHEIMER]              MICHAEL W. WEILHEIMER AND
                         THOMAS HUGGINS,
Michael W. Weilheimer    CO-PORTFOLIO MANAGERS OF
Co-Portfolio Manager     HIGH INCOME PORTFOLIO.

                         Q:   Mike, this has been a most eventful year. How
[PHOTO OF THOMAS              would you characterize the high-yield market in
HUGGINS]                      recent months?

Thomas Huggins           A:   MR. WEILHEIMER: The past year has been
Co-Portfolio Manager          extraordinarily difficult for the high-yield
                              market. The telecom sector, which has constituted a large portion of high-yield issuance in recent years, was weighed down by the difficulties within the wireline segment. In addition, technology companies have seen revenues decline sharply, as the weaker economy has resulted in dramatically lower technology purchases by businesses.

     Meanwhile, the U.S. economy edged closer to recession in the third quarter, as GDP -- the broadest measure of the nation's economic activity -- contracted at its fastest rate in more than a decade. Finally, the September 11 tragedy dealt a blow to consumer spending, further jarring an already weak economy. With these developments deflating the economy and souring investor sentiment, the high-yield market was under severe pressure throughout the fiscal year, a trend understandably reflected in the Fund's performance.

Q:   What adjustments have you made to the Portfolio in recent months?

A: MR. HUGGINS: We've made several fairly significant adjustments over the past six months. The wireline telecom sector dramatically lagged the rest of the market and negatively impacted performance in 2000 and into 2001. Due to high debt levels and severe price competition, wireline companies had come under intense financial pressures, with many companies subsequently forced into bankruptcy. We sharply reduced our issues in the wireline telecom sector early in 2001.

     Second, we reduced our exposure to technology-related issues. As businesses have encountered earnings shortfalls in this weak economy, many have sought ways to reduce costs. Not surprisingly, that has resulted in significantly lower sales of technology equipment.

     Finally, we increased the Fund's exposure to BB-rated bonds. While the B-rated segment of the market remains our primary investment universe, the weakening economy has put increasing pressure on lower-rated, high-yield bonds. The BB-rated segment, because of its slightly higher credit quality, has performed better amid the uncertainty of recent months.

--------------------------------------------------------------------------------

PORTFOLIO CREDIT QUALITY RATINGS(1)
----------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]

AAA             8.9%
A               0.9
B              50.1
BB             21.1
BBB             3.6
CCC and below  12.0
Non-Rated       3.4

FIVE LARGEST SECTOR WEIGHTINGS(1)
----------------------------------------------

[EDGAR REPRESENTATION OF BAR CHART]

-----------------------------------------------------------
Broadcasting & Cable                                         15.6%
-----------------------------------------------------------

-----------------------------------
Wireless Communication Services     9.1%
-----------------------------------

-------------------------------
Lodging & Gaming                8.1%
-------------------------------

-------------------
Health Services     5.1%
-------------------

-----------------
Utility -- Electric Power Generation  4.6%
-----------------

(1) Five largest Sector Weightings account for 42.5% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Because the Portfolio is actively managed, Credit Quality Ratings and Sector Weightings are subject to change. Credit ratings are provided by Moody's, Inc., a nationally recognized bond rating service.

--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE HIGH INCOME FUND as of October 31, 2001
================================================================================
MANAGEMENT DISCUSSION CONT'D
================================================================================

Q:   Where have you focused the Portfolio's investments?

A: MR. WEILHEIMER: The Portfolio has maintained a fairly large exposure to industries and companies that tend to have defensive characteristics in a weak economy. Cable television operators, for example, have continued to add to their subscriber base, while enjoying incremental revenue growth from additional services. Elsewhere, the waste management industry is an essential industry that has been able to maintain earnings growth with relatively little sensitivity to the fluctuations in the economy.

     Some lodging and gaming companies benefited in this slow economy from their "drive-to" accessibility to large metropolitan areas. Meanwhile, some oil and gas companies had profited from relatively high energy prices. While refining profits have been volatile, energy services companies and exploration and production companies had generated strong cash flow growth. The Portfolio has focused primarily on the gas sector. we feel these companies have been able to re-liquify their balance sheets, are well-positioned for future growth and have the ability to withstand a period of declining energy prices.

Q:   Could you discuss some of the Portfolio's holdings in those areas?

A: MR. HUGGINS: Yes. In the cable sector, Charter Communications, Inc. has been a long-time core issue of the Portfolio. The company generated double-digit revenue cash flow growth in the third quarter of 2001, the result of continuing strong customer demand for broadband services. Charter enrolled a record number of new cable modem customers during the third quarter. And, despite the slow economy, the company continues to experience strong demand for its digital video service. The addition of advanced broadband products, including video-on-demand and enhanced broadcasting service, have helped drive subscriber growth.

Q:   Where have you invested in the lodging and gaming area?

A: MR. WEILHEIMER: MGM Mirage, Inc. owns or operates 18 casino-and-hotel complexes on three continents, including resorts in Nevada, Michigan, New York, Australia and South Africa. The company maintains themed resorts, including the Bellagio, a European-style luxury hotel, the Mirage, a tropically-themed destination resort and Treasure Island at The Mirage, a pirate-themed hotel and casino. For the nine months ended September 30, revenues rose 50%. Net income before extraordinary items rose 50% to $146.9 million.

Q: You mentioned the difficulties within the telecom sector. What changes have you made to the Portfolio telecom issues?

A: MR. HUGGINS: We've increased our emphasis on wireless companies. In sharp contrast to the troubled wireline sector, wireless telecoms have enjoyed continuing strong fundamentals, with most companies continuing to meet earnings expectations. Increasingly, wireless phones are being regarded as a necessity, whereas in past years they were viewed as luxury items. That changing mindset has helped push demand. Finally, the sector has seen a recent trend toward consolidation, with merger activity starting to gather momentum.

     The Portfolio had a large investment in a number of Sprint PCS affiliates, including Alamosa Delaware, Alamosa PCS, iPCS, Inc., IWO Holdings, Inc. and UbiquiTel Operating Co. These companies cover the second- and third-tier markets outside of the major urban centers and have experienced rapid subscriber growth in recent years. For example, UbiquiTel markets Sprint service to a market of more than 7.0 million people, primarily in Western states. The company completed the third quarter of 2001 with approximately 132,000 subscribers, an increase from 40,000. Subscriber revenues rose nearly eightfold during the nine months.

EATON VANCE HIGH INCOME FUND as of October 31, 2001
================================================================================
MANAGEMENT DISCUSSION CONT'D
================================================================================

Q: Looking ahead to the coming year, what is your outlook for the high-yield bond market?

A: MR. WEILHEIMER: The economy is now officially in a recession, and the rate of recovery is, naturally, a lingering uncertainty. However, it appears that the worst of the telecom debacle -- an issue that has plagued the high-yield market for more than a year -- is now behind us. With the telecom excesses wrung out of the market, we feel the way is clear for a gradual improvement in credit quality when the economy begins to recover.

     High-yield quality spreads have been in the 450-800 basis point (4.5-8.0%) range, a spread wide enough to afford a fairly large risk cushion, as well as ample potential for price appreciation. After one of the worst years on record for the high-yield market, we believe the outlook has improved significantly. The high-yield sector will remain a primary financing vehicle for industry, and we believe there will be compelling opportunities in the year ahead.



[EDGAR REPRESENTATION OF PLOT POINTS IN GRAPH]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE HIGH INCOME FUND CLASS B VS.
THE CSFB HIGH YIELD INDEX*
OCTOBER 31, 1991 -- OCTOBER 31, 2001

           EATON VANCE
              HIGH
           INCOME FUND   CSFB HIGH
DATE         CLASS B    YIELD INDEX
10/31/91      10000        10000
11/30/91      10115        10080
12/31/91      10211        10154
1/31/92       10622        10567
2/29/92       10899        10824
3/31/92       11158        10984
4/30/92       11279        10994
5/31/92       11447        11143
6/30/92       11604        11254
7/31/92       11759        11427
8/31/92       11911        11585
9/30/92       11986        11660
10/31/92      11808        11539
11/30/92      11863        11712
12/31/92      12028        11844
1/31/93       12233        12168
2/28/93       12503        12409
3/31/93       12655        12670
4/30/93       12756        12743
5/31/93       12947        12929
6/30/93       13198        13163
7/31/93       13344        13300
8/31/93       13376        13413
9/30/93       13365        13489
10/31/93      13658        13736
11/30/93      13832        13909
12/31/93      14063        14084
1/31/94       14340        14335
2/28/94       14430        14356
3/31/94       13956        13934
4/30/94       13792        13748
5/31/94       13873        13826
6/30/94       13906        13733
7/31/94       13845        13798
8/31/94       13826        13897
9/30/94       13826        13953
10/31/94      13830        13963
11/30/94      13662        13801
12/31/94      13809        13947
1/31/95       13868        14093
2/28/95       14223        14440
3/31/95       14306        14603
4/30/95       14699        14927
5/31/95       15016        15348
6/30/95       15032        15450
7/31/95       15263        15689
8/31/95       15185        15733
9/30/95       15287        15914
10/31/95      15303        16091
11/30/95      15446        16166
12/31/95      15724        16372
1/31/96       15963        16683
2/29/96       16200        16771
3/31/96       16138        16726
4/30/96       16266        16816
5/31/96       16437        16952
6/30/96       16436        16990
7/31/96       16555        17143
8/31/96       16801        17329
9/30/96       17244        17628
10/31/96      17271        17776
11/30/96      17572        18053
12/31/96      17891        18405
1/31/97       18030        18539
2/28/97       18375        18888
3/31/97       17972        18676
4/30/97       18176        18842
5/31/97       18655        19221
6/30/97       19019        19483
7/31/97       19553        19896
8/31/97       19662        20003
9/30/97       20161        20399
10/31/97      20109        20397
11/30/97      20282        20542
12/31/97      20637        20729
1/31/98       21050        21081
2/28/98       21332        21246
3/31/98       21671        21352
4/30/98       21757        21512
5/31/98       21765        21577
6/30/98       21810        21622
7/31/98       21905        21773
8/31/98       20232        20295
9/30/98       20156        20293
10/31/98      19607        19889
11/30/98      20938        20897
12/31/98      21002        20849
1/31/99       21458        21045
2/28/99       21714        21001
3/31/99       22123        21192
4/30/99       22761        21661
5/31/99       22457        21427
6/30/99       22436        21437
7/31/99       22542        21448
8/31/99       22331        21257
9/30/99       22228        21093
10/31/99      22341        20990
11/30/99      22834        21276
12/31/99      23310        21533
1/31/00       23545        21447
2/29/00       24098        21580
3/31/00       23531        21256
4/30/00       23344        21224
5/31/00       22892        20885
6/30/00       23116        21352
7/31/00       22991        21553
8/31/00       23118        21698
9/30/00       22475        21498
10/31/00      21248        20829
11/30/00      19480        20009
12/31/00      20038        20411
1/31/01       21471        21634
2/28/01       21432        21853
3/31/01       20575        21419
4/30/01       20356        21197
5/31/01       20517        21621
6/30/01       19675        21286
7/31/01       19609        21514
8/31/01       19688        21815
9/30/01       18327        20440
10/31/01      19039        20906


Performance**                Class B               Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                     -10.39%               -10.31%
Five Years                     1.97                  1.89
Ten Years                      6.65                  N.A.
Life of Fund+                  6.59                  4.09

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                     -14.32%               -11.10%
Five Years                     1.72                  1.89
Ten Years                      6.65                  N.A.
Life of Fund+                  6.59                  4.09

+Inception dates: Class B: 8/19/86; Class C: 6/8/94

*    Source: TowersData, Bethesda, MD.; CS First Boston, Inc.

     The chart compares the Fund's total return with that of the CSFB High Yield Index, a broad-based, unmanaged market index of high-yield corporate bonds. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class C shares on 6/8/94 at net asset value would have been worth $13,456 on October 31, 2001.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1 - year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------
Investment in High Income Portfolio, at
   value
   (identified cost, $983,079,809)        $  855,605,756
Receivable for Fund shares sold                1,799,689
--------------------------------------------------------
TOTAL ASSETS                              $  857,405,445
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Dividends payable                         $    3,774,313
Payable for Fund shares redeemed               1,761,148
Payable to affiliate for distribution
   and service fees                              173,755
Payable to affiliate for Trustees' fees               98
Accrued expenses                                 245,926
--------------------------------------------------------
TOTAL LIABILITIES                         $    5,955,240
--------------------------------------------------------
NET ASSETS                                $  851,450,205
--------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $1,281,695,743
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                         (299,116,570)
Accumulated distributions in excess of
   net investment income                      (3,654,915)
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                         (127,474,053)
--------------------------------------------------------
TOTAL                                     $  851,450,205
--------------------------------------------------------
Class B Shares
--------------------------------------------------------
NET ASSETS                                $  648,544,038
SHARES OUTSTANDING                           133,562,388
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         4.86
--------------------------------------------------------

Class C Shares
--------------------------------------------------------
NET ASSETS                                $  202,906,167
SHARES OUTSTANDING                            31,652,805
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         6.41
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2001
Investment Income
-------------------------------------------------------
Interest allocated from Portfolio         $ 106,449,290
Dividends allocated from Portfolio            9,386,187
Miscellaneous income allocated from
   Portfolio                                    165,378
Expenses allocated from Portfolio            (6,181,089)
-------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $ 109,819,766
-------------------------------------------------------

Expenses
-------------------------------------------------------
Trustees' fees and expenses               $       4,005
Distribution and service fees
   Class B                                    6,978,025
   Class C                                    2,145,093
Transfer and dividend disbursing agent
   fees                                         935,179
Registration fees                               100,920
Printing and postage                             88,293
Custodian fee                                    37,221
Legal and accounting services                    19,411
Miscellaneous                                   153,214
-------------------------------------------------------
TOTAL EXPENSES                            $  10,461,361
-------------------------------------------------------

NET INVESTMENT INCOME                     $  99,358,405
-------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
-------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(239,131,701)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                      11,692
-------------------------------------------------------
NET REALIZED LOSS                         $(239,120,009)
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  35,857,445
   Foreign currency and forward foreign
      currency exchange contracts            (1,098,271)
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  34,759,174
-------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(204,360,835)
-------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(105,002,430)
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

                                   YEAR ENDED        PERIOD ENDED         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS  OCTOBER 31, 2001  OCTOBER 31, 2000(1)  MARCH 31, 2000
----------------------------------------------------------------------------------------
From operations --
   Net investment income            $  99,358,405       $ 56,946,085       $ 77,594,695
   Net realized gain (loss)          (239,120,009)       (29,097,089)        12,789,007
   Net change in unrealized
      appreciation (depreciation)      34,759,174       (124,750,909)       (39,332,333)
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS           $(105,002,430)      $(96,901,913)      $ 51,051,369
----------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class B                       $ (83,519,986)      $(46,080,591)      $(68,703,356)
      Class C                         (24,249,049)       (10,428,144)        (8,930,184)
   In excess of net investment
      income
      Class B                          (1,042,838)                --                 --
      Class C                            (975,933)                --                 --
   Tax return of capital
      Class B                          (5,733,595)                --                 --
      Class C                          (1,810,609)                --                 --
----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $(117,332,010)      $(56,508,735)      $(77,633,540)
----------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class B                       $ 242,483,458       $174,763,554       $240,920,128
      Class C                         145,687,501        112,599,592        129,517,104
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class B                          26,792,134         13,533,626         19,726,829
      Class C                          11,705,747          4,422,535          3,912,531
   Cost of shares redeemed
      Class B                        (172,076,046)      (101,767,904)      (167,676,291)
      Class C                         (93,174,129)       (33,312,280)       (55,080,525)
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS          $ 161,418,665       $170,239,123       $171,319,776
----------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                           $ (60,915,775)      $ 16,828,475       $144,737,605
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
At beginning of year                $ 912,365,980       $895,537,505       $750,799,900
----------------------------------------------------------------------------------------
AT END OF YEAR                      $ 851,450,205       $912,365,980       $895,537,505
----------------------------------------------------------------------------------------

Accumulated undistributed (distributions in excess
of)
net investment income included in net assets
----------------------------------------------------------------------------------------
AT END OF YEAR                      $  (3,654,915)      $  8,410,630       $  6,315,589
----------------------------------------------------------------------------------------

 (1)  For the seven months ended October 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                         CLASS B
                                  -------------------------------------------------------------------------------------
                                      YEAR ENDED OCTOBER 31,                        YEAR ENDED MARCH 31,
                                  -------------------------------    --------------------------------------------------
                                    2001           2000(1)(2)          2000(1)        1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $  6.180          $  7.270          $  7.510      $  8.030     $  7.220     $  7.100
-----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income             $  0.601          $  0.418          $  0.702      $  0.685     $  0.658     $  0.652
Net realized and unrealized
   gain (loss)                      (1.206)           (1.090)           (0.242)       (0.543)       0.774        0.120
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ (0.605)         $ (0.672)         $  0.460      $  0.142     $  1.432     $  0.772
-----------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment income        $ (0.661)         $ (0.418)         $ (0.700)     $ (0.662)    $ (0.622)    $ (0.646)
In excess of net investment
   income                           (0.009)               --                --            --           --       (0.006)
From tax return of capital          (0.045)               --                --            --           --           --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.715)         $ (0.418)         $ (0.700)     $ (0.662)    $ (0.622)    $ (0.652)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  4.860          $  6.180          $  7.270      $  7.510     $  8.030     $  7.220
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                     (10.39)%           (9.70)%            6.36%         2.08%       20.59%       11.37%
-----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $648,544          $721,339          $758,686      $689,140     $693,818     $598,273
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                        1.83%             1.78%(5)          1.74%         1.75%        1.73%        1.77%
   Net investment income             10.91%            10.37%(5)          9.49%         9.13%        8.58%        8.97%
Portfolio Turnover of the
   Portfolio                            83%               41%              113%          150%         137%          78%
-----------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2)  For the seven-month period ended October 31, 2000.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           CLASS C
                                  ----------------------------------------------------------
                                      YEAR ENDED OCTOBER 31,          YEAR ENDED MARCH 31,
                                  -------------------------------    -----------------------
                                    2001           2000(1)(2)          2000(1)        1999
--------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $  8.130          $  9.560          $  9.880      $10.560
--------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------
Net investment income             $  0.796          $  0.551          $  0.915      $ 0.901
Net realized and unrealized
   loss                             (1.590)           (1.435)           (0.321)      (0.715)
--------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ (0.794)         $ (0.884)         $  0.594      $ 0.186
--------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------
From net investment income        $ (0.831)         $ (0.546)         $ (0.914)     $(0.866)
In excess of net investment
   income                           (0.033)               --                --           --
From tax return of capital          (0.062)               --                --           --
--------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.926)         $ (0.546)         $ (0.914)     $(0.866)
--------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  6.410          $  8.130          $  9.560      $ 9.880
--------------------------------------------------------------------------------------------

TOTAL RETURN(3)                     (10.31)%           (9.70)%            6.26%        2.08%
--------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $202,906          $191,027          $136,851      $61,660
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                        1.82%             1.82%(5)          1.78%        1.79%
   Net investment income             10.85%            10.40%(5)          9.42%        9.18%
Portfolio Turnover of the
   Portfolio                            83%               41%              113%         150%
--------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2)  For the seven-month period ended October 31, 2000.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares. Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (72.1% at October 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $295,208,504, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009 $(235,765,703), October 31, 2008 ($30,521,427), October 31, 2007
   ($3,342,613), October 31, 2005 ($7,020,394), October 31, 2004 ($5,868,015),
   and October 31, 2003 ($12,690,352) respectively.

 D Other -- Investment transactions are accounted for on a trade-date basis.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Such daily dividends are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Sharesof Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              YEAR ENDED        PERIOD ENDED         YEAR ENDED
    CLASS B                                   OCTOBER 31, 2001  OCTOBER 31, 2000(1)  MARCH 31, 2000
    --------------------------------------------------------------------------------------------------
    Sales                                           43,614,445           25,342,824         32,600,657
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                     4,895,192            1,969,057          2,667,731
    Redemptions                                    (31,708,145)         (14,873,671)       (22,665,226)
    --------------------------------------------------------------------------------------------------
    NET INCREASE                                    16,801,492           12,438,210         12,603,162
    --------------------------------------------------------------------------------------------------

                                              YEAR ENDED        PERIOD ENDED         YEAR ENDED
    CLASS C                                   OCTOBER 31, 2001  OCTOBER 31, 2000(1)  MARCH 31, 2000
    --------------------------------------------------------------------------------------------------
    Sales                                           19,535,678           12,416,801         13,334,738
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                     1,640,148              494,892            403,015
    Redemptions                                    (13,008,004)          (3,738,563)        (5,667,675)
    --------------------------------------------------------------------------------------------------
    NET INCREASE                                     8,167,822            9,173,130          8,070,078
    --------------------------------------------------------------------------------------------------

 (1)  For the seven-month period ended October 31, 2000.

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B Shares (the Class B
   Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $5,233,519 and $1,608,820 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2001 representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $31,802,000 and $23,491,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class B and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2001 amounted to $1,744,506 and $536,273 for Class B and Class C, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $1,485,000 and $126,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended October 31, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2001, aggregated $390,536,363 and $355,108,428, respectively.

8 Fiscal Year End Change
-------------------------------------------
   Effective April 1, 2000 the Fund changed its fiscal year-end to October 31.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE
MUTUAL FUNDS TRUST AND SHAREHOLDERS
OF EATON VANCE HIGH INCOME FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Fund (the Fund) as of October 31, 2001, and the related statement of operations for the year ended October 31, 2001, the statements of changes in net assets for the year ended October 31, 2001, the period from April 1, 2000 to October 31, 2000, and the year ended March 31, 2000, and the financial highlights for the year ended October 31, 2001, the period from April 1, 2000 to October 31, 2000 and for each of the years in the four-year period ended March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance High Income Fund at October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS

SENIOR, SECURED, FLOATING-RATE
INTERESTS -- 0.6%

SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
Manufacturing -- 0.6%
--------------------------------------------------------------------------------
Blount International, Inc., Term B,
8/19/04                                             2,992,329     $    2,648,211
Mascotech Corp., Term C, 5/31/08                    4,500,000          4,426,011
--------------------------------------------------------------------------------
                                                                  $    7,074,222
--------------------------------------------------------------------------------
Total Senior, Secured, Floating -- Rate Interests
   (identified cost $6,782,829)                                   $    7,074,222
--------------------------------------------------------------------------------

CORPORATE BONDS & NOTES -- 88.7%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Aerospace and Defense -- 2.4%
--------------------------------------------------------------------------------
Allaint Techsystems, Inc.,
8.50%, 5/15/11                                     $    3,620     $    3,819,100
Dunlop Stand Aero Holdings, Sr. Notes,
11.875%, 5/15/09                                       12,905         12,775,950
Sequa Corp., 8.875%, 4/1/08                             2,565          2,282,850
Sequa Corp., Sr. Notes, 9.00%, 8/1/09                   1,800          1,638,000
Transdigm, Inc., 10.375%, 12/1/08                       9,020          8,298,400
--------------------------------------------------------------------------------
                                                                  $   28,814,300
--------------------------------------------------------------------------------
Airlines -- 0.9%
--------------------------------------------------------------------------------
Northwest Airlines, Inc., 8.875%, 6/1/06           $   13,440     $   10,256,037
--------------------------------------------------------------------------------
                                                                  $   10,256,037
--------------------------------------------------------------------------------
Apparel -- 0.8%
--------------------------------------------------------------------------------
Tropical Sportswear International,
11.00%, 6/15/08                                    $      200     $      184,000
William Carter, Sr. Sub. Notes,
10.875%, 8/15/11(1)                                     8,525          8,951,250
--------------------------------------------------------------------------------
                                                                  $    9,135,250
--------------------------------------------------------------------------------
Auto and Parts -- 0.6%
--------------------------------------------------------------------------------
Advance Stores Co., Inc., Sr. Sub Notes,
10.25%, 4/15/08                                    $    2,855     $    2,769,350
Delco Remy International, Inc.,
11.00%, 5/1/09(1)                                       3,390          3,440,850
Hayes Lemmerz International, Inc.,
11.875%, 6/15/06(1)                                     2,920          1,168,000
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Auto and Parts (continued)
--------------------------------------------------------------------------------
Talon Automotive Group, Sr. Sub. Notes,
9.625%, 5/1/08(2)                                  $    1,100     $       15,125
--------------------------------------------------------------------------------
                                                                  $    7,393,325
--------------------------------------------------------------------------------
Broadcasting and Cable -- 15.6%
--------------------------------------------------------------------------------
ACME Television Services, Inc.,
10.875%, 9/30/04                                   $    8,180     $    7,566,500
Belo Corp., Sr. Notes, 8.00%, 11/1/08                   5,830          5,888,300
Charter Communication Holdings LLC, Sr.
Notes, 10.00%, 4/1/09                                     480            492,000
Charter Communication Holdings, Sr.
Disc. Notes, 13.50%, (0% until 2006)
1/15/11                                                 9,985          6,465,287
Charter Communication Holdings, Sr.
Notes, 10.75%, 10/1/09                                 25,065         26,380,912
Charter Communication Holdings, Sr.
Notes, 11.125%, 1/15/11                                 6,000          6,375,000
CSC Holdings, Inc., Sr. Notes,
7.625%, 4/1/11(1)                                       9,000          9,114,336
Diamond Cable Communications Co., Sr.
Disc. Notes, 11.75%, 12/15/05                           3,395          1,663,550
Echostar Broadband Corp., Sr. Notes,
10.375%, 10/1/07                                        5,335          5,601,750
Emmis Communications Corp., 12.50%, (0%
until 2006) 3/15/11                                    18,510         10,458,150
Granite Broadcasting Corp., Sr. Sub.
Notes, 8.875%, 5/15/08                                  2,140          1,508,700
Granite Broadcasting Corp., Sr. Sub.
Notes, 10.375%, 5/15/05                                 1,075            757,875
Insight Communications, Sr. Disc. Notes,
12.25%, (0% until 2006) 2/15/11                         9,735          5,451,600
Mediacom Broadband LLC, Sr. Notes,
11.00%, 7/15/13                                         3,060          3,258,900
Mediacom LLC/Capital Corp., Sr. Notes,
9.50%, 1/15/13                                          7,790          7,984,750
Muzak Holdings LLC, 9.875%, 3/15/09                     2,945          2,551,106
Muzak Holdings LLC, Sr. Disc. Notes,
13.00%, (0% until 2004), 3/15/10                        6,563          3,412,760
NTL Communications Corp., Sr. Notes,
9.25%, 11/15/06                             EUR           700            337,469
NTL Communications Corp., Sr. Notes,
11.50%, 10/1/08                                         1,200            702,000
NTL Communications Corp., Sr. Notes,
11.875%, 10/1/10                                        5,900          3,451,500
Pegasus Communications Corp., Sr. Notes,
9.625%, 10/15/05                                          420            359,100

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Broadcasting and Cable (continued)
--------------------------------------------------------------------------------
Pegasus Communications Corp., Sr. Notes,
9.75%, 12/1/06                                     $      775     $      662,625
Pegasus Communications Corp., Sr. Notes,
12.50%, 8/1/07                                          6,945          6,111,600
Pegasus Satellite, 12.375%, 8/1/06                     10,505          9,191,875
Pegasus Satellite, Sr. Disc. Notes,
13.50%, (0% until 2004) 3/1/07                         11,445          6,695,325
Radio One, Inc., Sr. Sub. Notes,
8.875%, 7/1/11(1)                                       8,100          8,484,750
Sinclair Broadcast Group,
9.00%, 7/15/07                                          3,030          3,007,275
Sinclair Broadcast Group, Sr. Sub.
Notes, 8.75%, 12/15/07                                  1,200          1,182,000
Sinclair Broadcast Group, Sr. Sub.
Notes, 10.00%, 9/30/05                                  4,105          4,166,575
Telemundo Holdings, Inc., Sr. Disc.
Notes, 11.50%, (0% until 2003), 8/15/08                12,950         12,253,937
Telemundo Holdings, Inc., Sr. Disc.
Notes, 11.50%, (0% until 2003)
8/15/08(1)                                              3,220          3,046,925
Telewest Communication PLC, 9.875%, (0%
until 2004), 4/15/09                        GBP         3,575          2,294,242
Telewest Communication PLC, Debs.,
11.00%, 10/1/07                                        15,305         12,014,425
Telewest Communication PLC, Sr. Disc.
Notes, 9.25%, (0% until 2004), 4/15/09                 11,876          5,136,370
Telewest Communication PLC, Sr. Notes,
11.25%, 11/1/08                                         1,950          1,550,250
--------------------------------------------------------------------------------
                                                                  $  185,579,719
--------------------------------------------------------------------------------
Business Services - Miscellaneous -- 1.6%
--------------------------------------------------------------------------------
Airgas, Inc., Sr. Sub. Note,
9.125%, 10/1/11(1)                                 $    4,485     $    4,731,675
AP Holdings, Inc., Sr. Disc. Notes,
11.25%, (0% until 2003), 3/15/08                        8,550            619,875
Coinmach Corp., Sr. Notes,
11.75%, 11/15/05                                        4,370          4,512,025
Intertek Finance PLC, Sr. Sub. Notes,
Series B, 10.25%, 11/1/06                               1,600          1,544,000
Service Corp. International,
6.00%, 12/15/05                                         1,200          1,101,000
Stewart Enterprises, 10.75%, 7/1/08(1)                  5,190          5,683,050
Stewart Enterprises,
6.40%, Variable Rate, 5/1/03                              529            532,967
--------------------------------------------------------------------------------
                                                                  $   18,724,592
--------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Business Services - Rental & Leasing -- 0.3%
--------------------------------------------------------------------------------
Anthony Crane Rental LP, Guaranteed Sr.
Notes, Series B, 10.375%, 8/1/08                   $    4,000     $    1,740,000
Neff Corp., 10.25%, 6/1/08                              2,050          1,014,750
Neff Corp., Guaranteed Sr. Sub. Notes,
10.25%, 6/1/08                                          1,660            838,300
--------------------------------------------------------------------------------
                                                                  $    3,593,050
--------------------------------------------------------------------------------
Chemicals -- 1.3%
--------------------------------------------------------------------------------
Avecia Group PLC, 11.00%, 7/1/09                   $      968     $      924,440
Hercules Inc., 11.125%, 11/15/07(1)                     5,515          5,156,525
Huntsman Corp., Sr. Sub. Notes,
9.50%, 7/1/07(1)                                        1,000             65,000
MacDermid, Inc., 9.125%, 7/15/11                        2,485          2,460,150
Noveon, Inc., 11.00%, 2/28/11                           2,520          2,526,300
PCI Chemicals Canada, Inc.,
9.25%, 10/15/07(2)                                      3,500          1,190,000
Texas Petrochemical Corp., Sr. Sub.
Notes, 11.125%, 7/1/06                                  2,275          1,785,875
Vantico Group, 12.00%, 8/1/10               EUR         1,290            733,562
--------------------------------------------------------------------------------
                                                                  $   14,841,852
--------------------------------------------------------------------------------
Consumer Products -- 0.8%
--------------------------------------------------------------------------------
Amscan Holdings, Inc., Sr. Sub. Notes,
9.875%, 12/15/07                                   $    4,480     $    3,606,400
Fedders North America, 9.375%, 8/15/07                  2,200          1,446,500
Pennzoil-Quaker State, Sr. Notes,
10.00%, 11/1/08                                         2,110          2,120,550
Weight Watcher International, Inc.,
13.00%, 10/1/09                                         2,095          2,377,825
--------------------------------------------------------------------------------
                                                                  $    9,551,275
--------------------------------------------------------------------------------
Containers and Packaging -- 1.4%
--------------------------------------------------------------------------------
Bear Island LLC, Sr. Notes,
10.00%, 12/1/07                                    $      950     $      850,250
Crown Cork and Seal Finance PLC,
6.75%, 12/15/03                                         1,000            525,000
Crown Cork and Seal Finance PLC,
7.00%, 12/15/06                                         1,200            546,000
Riverwood International Corp.,
10.875%, 4/1/08                                         3,800          3,686,000
Stone Container Corp., Sr. Notes,
9.25%, 2/1/08                                           9,055          9,553,025

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Containers and Packaging (continued)
--------------------------------------------------------------------------------
Stone Container Corp., Sr. Notes,
9.75%, 2/1/11                                      $    1,165     $    1,231,987
--------------------------------------------------------------------------------
                                                                  $   16,392,262
--------------------------------------------------------------------------------
Drugs -- 0.7%
--------------------------------------------------------------------------------
Alaris Medical Systems, 11.625%, 12/1/06           $    4,060     $    4,313,750
King Pharmaceutical, Inc.,
10.75%, 2/15/09                                         3,775          4,199,687
--------------------------------------------------------------------------------
                                                                  $    8,513,437
--------------------------------------------------------------------------------
Electronic Equipment -- 0.2%
--------------------------------------------------------------------------------
Flextronics International Ltd., Sr. Sub.
Notes, 9.875%, 7/1/10                              $    2,427     $    2,536,215
--------------------------------------------------------------------------------
                                                                  $    2,536,215
--------------------------------------------------------------------------------
Electronics - Instruments -- 0.1%
--------------------------------------------------------------------------------
Wesco Distribution Inc., Sr. Sub. Notes,
9.125%, 6/1/08(1)                                  $    1,800     $    1,521,000
--------------------------------------------------------------------------------
                                                                  $    1,521,000
--------------------------------------------------------------------------------
Energy Services -- 1.1%
--------------------------------------------------------------------------------
BRL Universal Equipment, 8.875%, 2/15/08           $    3,720     $    3,850,200
Hornbeck Leevac Marine Service, Sr.
Notes, 10.625%, 8/1/08(1)                               4,213          4,023,415
Luscar Coal Ltd., Sr. Notes,
9.75%, 10/15/11                                         5,070          5,285,475
--------------------------------------------------------------------------------
                                                                  $   13,159,090
--------------------------------------------------------------------------------
Entertainment -- 0.2%
--------------------------------------------------------------------------------
Premier Parks, Inc., Sr. Notes,
9.25%, 4/1/06                                      $    1,000     $    1,005,000
Premier Parks, Inc., Sr. Notes,
9.75%, 6/15/07                                            480            486,000
Six Flags, Inc., Sr. Notes,
9.50%, 2/1/09                                             510            510,637
--------------------------------------------------------------------------------
                                                                  $    2,001,637
--------------------------------------------------------------------------------
Financial Services -- 0.6%
--------------------------------------------------------------------------------
Willis Corroon Corp., 9.00%, 2/1/09                $    6,400     $    6,688,000
--------------------------------------------------------------------------------
                                                                  $    6,688,000
--------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Foods -- 2.3%
--------------------------------------------------------------------------------
Luigino's, Inc., Sr. Sub. Notes,
10.00%, 2/1/06                                     $    3,495     $    3,355,200
Michael Foods, 11.75%, 4/1/11                           6,865          7,311,225
New World Pasta Company, 9.25%, 2/15/09                 1,527          1,305,585
Pilgrim's Pride Corp., 9.625%, 9/15/11                  3,230          3,395,538
Premier International Foods, Sr. Notes,
12.00%, 9/1/09                                          8,037          8,318,295
Smithfield Foods, Inc., Sr. Notes,
8.00%, 10/15/09                                         3,040          3,169,200
--------------------------------------------------------------------------------
                                                                  $   26,855,043
--------------------------------------------------------------------------------
Gaming -- 1.1%
--------------------------------------------------------------------------------
Argosy Gaming Co., Sr. Sub. Notes,
9.00%, 9/1/11                                      $    1,420     $    1,491,000
Penn National Gaming, Inc.,
11.125%, 3/1/08                                        11,600         12,151,000
--------------------------------------------------------------------------------
                                                                  $   13,642,000
--------------------------------------------------------------------------------
Health Services -- 5.1%
--------------------------------------------------------------------------------
Advance PCS, Sr. Notes, 8.50%, 4/1/08              $      900     $      940,500
Alliance Imaging, Sr. Sub Notes,
10.375%, 4/15/11                                        5,070          5,424,900
Amerisourcebergen Corp., Sr. Notes,
8.125%, 9/1/08(1)                                       4,430          4,673,650
DaVita Inc., 9.25%, 4/15/11                             8,285          8,740,675
HCA - The Healthcare Co., 8.75%, 9/1/10                 7,800          8,853,000
Insight Health Services, Sr. Sub Notes,
9.875%, 11/1/11                                         3,115          3,239,600
Lifepoint Hospitals Holding,
10.75%, 5/15/09                                         2,820          3,228,900
Magellan Health Services, Sr. Notes,
9.375%, 11/15/07(1)                                     1,980          2,088,900
Manor Care Inc., 8.00%, 3/1/08                          2,840          3,038,800
Omnicare, Inc., 5.00%, 12/1/07                          3,000          2,636,250
Select Medical Corp., Sr. Sub. Notes,
9.50%, 6/15/09                                          6,260          6,369,550
Vanguard Health Systems, Sr. Sub Notes,
9.75%, 8/1/11(1)                                       10,920         11,520,600
--------------------------------------------------------------------------------
                                                                  $   60,755,325
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Household Products -- 0.8%
--------------------------------------------------------------------------------
Aki Inc., Sr. Notes, 10.50%, 7/1/08                $    2,000     $    1,900,000
Playtex Products, Inc., 9.375%, 6/1/11                  7,170          7,528,500
--------------------------------------------------------------------------------
                                                                  $    9,428,500
--------------------------------------------------------------------------------
Housing, Real Estate Development -- 0.3%
--------------------------------------------------------------------------------
Ryland Group, Sr. Sub. Notes,
9.125%, 6/15/11                                    $    3,600     $    3,591,000
--------------------------------------------------------------------------------
                                                                  $    3,591,000
--------------------------------------------------------------------------------
Information Technology Services -- 0.3%
--------------------------------------------------------------------------------
Diva Systems Corp., Sr. Notes,
12.625%, (0% until 2003), 3/1/08                   $   12,575     $    1,446,125
Equinix, Inc., Sr. Notes,
13.00%, 12/1/07                                         5,000          1,525,000
Fisher Scientific International, Sr.
Sub. Notes, 9.00%, 2/1/08                                 810            826,200
--------------------------------------------------------------------------------
                                                                  $    3,797,325
--------------------------------------------------------------------------------
Lodging and Gaming -- 8.1%
--------------------------------------------------------------------------------
Anchor Gaming, 9.875%, 10/15/08                    $    7,320     $    7,969,650
Felcor Lodging L.P., Sr. Notes,
8.50%, 6/1/11(1)                                        3,833          3,449,700
Hollywood Casino Corp., 11.25%, 5/1/07                    615            648,825
Hollywood Casino Corp.,
10.51%, Variable Rate, 5/1/06                           6,925          7,202,000
Hollywood Casino Shreveport, First
Mortgage Bonds, 13.00%, 8/1/06                         10,540          8,800,900
Majestic Star LLC, 10.875%, 7/1/06                      3,340          3,173,000
Mandalay Resort Group, Sr. Notes,
9.50%, 8/1/08                                           2,875          2,889,375
Mandalay Resort Group, Sr. Sub. Notes,
10.25%, 8/1/07                                            870            828,675
MGM Mirage, Inc., 8.375%, 2/1/11                        7,200          6,696,000
MGM Mirage, Inc., 8.50%, 9/15/10                       11,600         11,700,665
MGM Mirage, Inc., 9.75%, 6/1/07                         8,000          8,000,000
Park Place Entertainment, Sr. Sub.
Notes, 8.125%, 5/15/11                                  1,190          1,112,650
Park Place Entertainment, Sr. Sub.
Notes, 8.875%, 9/15/08                                  1,650          1,637,625
Sun International Hotels,
8.625%, 12/15/07                                        8,440          7,638,200
Sun International Hotels, Sr. Sub.
Notes, 8.875%, 8/15/11(1)                               5,000          4,450,000
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Lodging and Gaming (continued)
--------------------------------------------------------------------------------
Sun International Hotels, Sr. Sub.
Notes, 9.00%, 3/15/07                              $    5,805     $    5,369,625
Waterford Gaming LLC, Sr. Notes,
9.50%, 3/15/10(1)                                      13,956         14,025,780
--------------------------------------------------------------------------------
                                                                  $   95,592,670
--------------------------------------------------------------------------------
Machinery -- 1.9%
--------------------------------------------------------------------------------
Briggs & Stratton Corp., Sr. Notes,
8.875%, 3/15/11(1)                                 $    5,560     $    5,768,500
Flowserve Corp., 12.25%, 8/15/10                        6,785          7,259,950
Manitowoc Co., Inc. (The), Sr. Sub.
Notes, 10.375%, 5/15/11                     EUR         2,850          2,499,051
Terex Corp., Sr. Sub. Notes,
10.375%, 4/1/11(1)                                      6,810          7,048,350
--------------------------------------------------------------------------------
                                                                  $   22,575,851
--------------------------------------------------------------------------------
Manufacturing -- 2.6%
--------------------------------------------------------------------------------
Dresser, Inc., Sr. Sub. Notes,
9.375%, 4/15/11(1)                                 $   16,045     $   16,686,800
Insilco Corp., 12.00%, 8/15/07                         11,600          1,798,000
Roller Bearing Holdings Co., Sr. Disc.
Notes, 13.00%, (0% until 2002)
6/15/09(1)                                             12,875          7,016,875
Tekni-Plex, Inc., 12.75%, 6/15/10                       2,775          2,553,000
Venture Holding Trust, Sr. Notes,
9.50%, 7/1/05                                           4,666          3,219,540
--------------------------------------------------------------------------------
                                                                  $   31,274,215
--------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 4.1%
--------------------------------------------------------------------------------
Amerigas Partners LP, Sr. Notes,
8.875%, 5/20/11(1)                                 $    4,725     $    4,890,375
DI Industries, Inc., (Grey Wolf, Inc.),
Sr. Notes, 8.875%, 7/1/07                                 575            557,750
Grant Geophysical, Inc., Sr. Notes,
Series B, 9.75%, 2/15/08                                4,000          2,820,000
Hanover Equipment Trust,
8.50%, 9/1/08(1)                                        2,650          2,782,500
Hanover Equipment Trust,
8.75%, 9/1/11(1)                                        6,440          6,729,800
R&B Falcon Corp., 9.50%, 12/15/08                          90            106,447
Ram Energy, Inc., Sr. Notes,
11.50%, 2/15/08                                         9,327          8,534,205
SESI, LLC, 8.875%, 5/15/11(1)                           9,628          9,146,600
Universal Compression, Inc., Sr. Disc.
Notes, 9.875%, (0% until 2003), 2/15/08                 9,325          8,718,875

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services (continued)
--------------------------------------------------------------------------------
Westport Resources Corp., Sr. Sub.
Notes, 8.25%, 11/1/11                              $    4,060     $    4,181,800
--------------------------------------------------------------------------------
                                                                  $   48,468,352
--------------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 3.9%
--------------------------------------------------------------------------------
Abraxas Petroleum Corp., 11.50%, 11/1/04           $   11,704     $    8,719,480
Abraxas Petroleum Corp.,
12.875%, 3/15/03                                        1,620          1,636,200
Chesapeake Energy Corp., Sr. Notes,
7.875%, 3/15/04                                         1,320          1,339,800
Chesapeake Energy Corp., Sr. Notes,
8.375%, 11/1/08                                        10,615         10,588,463
Chesapeake Energy Corp., Sr. Notes,
8.50%, 3/15/12                                          8,480          8,437,600
Comstock Resources, Inc.,
11.25%, 5/1/07                                          6,420          6,452,100
El Paso Energy L.P., 8.50%, 6/1/11(1)                   3,060          3,197,700
Plains Resources, Inc., Series B,
10.25%, 3/15/06                                           750            765,000
Plains Resources, Inc., Series F,
10.25%, 3/15/06                                         5,025          5,125,500
--------------------------------------------------------------------------------
                                                                  $   46,261,843
--------------------------------------------------------------------------------
Oil and Gas - Refining -- 0.1%
--------------------------------------------------------------------------------
Western Gas Resources, 10.00%, 6/15/09             $    1,050     $    1,086,750
--------------------------------------------------------------------------------
                                                                  $    1,086,750
--------------------------------------------------------------------------------
Paper and Forest Products -- 1.0%
--------------------------------------------------------------------------------
Bowater Canada Finance, 7.95%, 11/15/11            $    5,070     $    5,053,928
Caraustar Industries, Inc.,
9.875%, 4/1/11                                          3,630          3,720,750
Georgia Pacific Corp., 8.125%, 5/15/11                  3,600          3,686,800
--------------------------------------------------------------------------------
                                                                  $   12,461,478
--------------------------------------------------------------------------------
Printing and Business Products -- 0.9%
--------------------------------------------------------------------------------
MDC Communications Corp., Sr. Sub.
Notes, 10.50%, 12/1/06                             $   12,240     $    8,996,400
Merrill Corp., Series B,
12.00%, 5/1/09(2)                                       5,250          1,443,750
--------------------------------------------------------------------------------
                                                                  $   10,440,150
--------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Printing or Publishing - Diversification -- 0.8%
--------------------------------------------------------------------------------
Hollinger Participation, Sr. Notes,
12.125%, 11/15/10(1)                               $    6,000     $    4,710,000
Von Hoffman Press, Inc., Sr. Sub. Notes,
10.875%, 5/15/07                                        5,095          4,515,444
--------------------------------------------------------------------------------
                                                                  $    9,225,444
--------------------------------------------------------------------------------
Restaurants -- 2.3%
--------------------------------------------------------------------------------
AFC Enterprises, Inc., Sr. Sub Notes,
10.25%, 5/15/07                                    $   17,285     $   18,149,250
New World Coffee, 14.00%, 6/15/03(1)                    8,130          7,804,800
Sbarro, Inc., 11.00%, 9/15/09                           1,020            841,500
--------------------------------------------------------------------------------
                                                                  $   26,795,550
--------------------------------------------------------------------------------
Retail - Food and Drug -- 0.5%
--------------------------------------------------------------------------------
Pantry, Inc., Sr. Sub. Notes,
10.25%, 10/15/07                                   $    6,455     $    5,970,875
--------------------------------------------------------------------------------
                                                                  $    5,970,875
--------------------------------------------------------------------------------
Retail - General -- 0.1%
--------------------------------------------------------------------------------
Tuesday Morning Corp., Sr. Sub. Notes,
11.00%, 12/15/07                                   $    1,929     $    1,745,745
--------------------------------------------------------------------------------
                                                                  $    1,745,745
--------------------------------------------------------------------------------
Semiconductors -- 1.1%
--------------------------------------------------------------------------------
Amkor Technologies, Inc., Sr. Notes,
9.25%, 5/1/06                                      $      512     $      442,880
Amkor Technologies, Inc., Sr. Notes,
9.25%, 2/15/08(1)                                       1,200          1,026,000
Chippac International Ltd.,
12.75%, 8/1/09                                          5,670          4,280,850
Fairchild Semiconductor, Sr. Sub Notes,
10.50%, 2/1/09                                          6,800          6,970,000
--------------------------------------------------------------------------------
                                                                  $   12,719,730
--------------------------------------------------------------------------------
Services -- 1.0%
--------------------------------------------------------------------------------
Coyne International Enterprises, Sr.
Sub. Notes, 11.25%, 6/1/08                         $    2,525     $      640,719
Kindercare Learning Centers, Inc., Sr.
Sub. Notes, 9.50%, 2/15/09                              7,900          7,702,500
Rose Hills Company, Sr. Sub. Notes,
9.50%, 11/15/04                                         3,600          3,078,000
--------------------------------------------------------------------------------
                                                                  $   11,421,219
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Transportation -- 0.6%
--------------------------------------------------------------------------------
Kansas City Southern, 9.50%, 10/1/08               $    4,000     $    4,180,000
MTL, Inc., 7.96%, Variable Rate, 6/15/06                1,600            664,000
Pacer International, Inc.,
11.75%, 6/1/07                                          3,414          2,679,990
Sea Containers, Sr. Notes,
7.875%, 2/15/08                                           390            165,750
--------------------------------------------------------------------------------
                                                                  $    7,689,740
--------------------------------------------------------------------------------
Utility - Electric Power Generation -- 4.6%
--------------------------------------------------------------------------------
AES Corp., Sr. Notes, 8.75%, 12/15/02              $    4,020     $    4,100,400
AES Corp., Sr. Notes, 8.75%, 6/15/08                   15,650         14,711,000
AES Corp., Sr. Notes, 8.875%, 2/15/11                     780            711,750
AES Corp., Sr. Notes, 9.375%, 9/15/10                   4,350          4,050,938
AES Corp., Sr. Notes, 9.50%, 6/1/09                     1,600          1,516,000
Calpine Corp., Sr. Notes,
8.50%, 2/15/11                                          3,185          3,210,098
Calpine Corp., Sr. Notes,
8.625%, 8/15/10                                        14,300         14,418,619
Calpine Corp., Sr. Notes,
8.75%, 7/15/07                                          1,950          1,960,567
Edison Mission, Sr. Notes,
10.00%, 8/15/08(1)                                      8,830          9,580,612
--------------------------------------------------------------------------------
                                                                  $   54,259,984
--------------------------------------------------------------------------------
Waste Management -- 3.8%
--------------------------------------------------------------------------------
Allied Waste, 8.875%, 4/1/08                       $   11,700     $   12,051,000
Allied Waste, 10.00%, 8/1/09(1)                        25,220         25,661,350
Stericycle, Inc., 12.375%, 11/15/09                     6,690          7,459,350
--------------------------------------------------------------------------------
                                                                  $   45,171,700
--------------------------------------------------------------------------------
Wireless Communication Services -- 9.1%
--------------------------------------------------------------------------------
Alamosa Delaware, Inc., Sr. Notes,
12.50%, 2/1/11                                     $    1,129     $    1,123,355
Alamosa Delaware, Inc., Sr. Notes,
13.625%, 8/15/11(1)                                    13,380         13,681,050
Alamosa PCS Holdings, Inc.,
12.875%, (0% until 2005), 2/15/10                         505            287,850
American Tower Corp., 9.375%, 2/1/09                      500            408,750
Crown Castle International Corp., Sr.
Disc. Notes, 10.625%, (0% until 2002)
11/15/07                                                4,551          3,663,555
Crown Castle International Corp., Sr.
Notes, 10.75%, 8/1/11                                  12,675         12,041,250
Dobson Communications, Sr. Notes,
10.875%, 7/1/10                                         3,750          4,040,625
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------

Wireless Communication Services (continued)
--------------------------------------------------------------------------------
IWO Holdings, Inc., 14.00%, 1/15/11                $    8,400     $    7,980,000
Loral Space and Commerce, Sr. Notes,
9.50%, 1/15/06                                            450            245,250
McCaw International Ltd., Sr. Disc.
Notes, 13.00%, (0% until 2002) 4/15/07                  8,230            576,100
Nextel Communications, Inc., Sr. Disc.
Notes, 10.65%, (0% until 2002), 9/15/07                 1,540          1,020,250
Nextel Communications, Inc., Sr. Notes,
9.375%, 11/15/09                                        7,650          5,393,250
Nextel Communications, Inc., Sr. Notes,
9.50%, 2/1/11(1)                                        1,200            828,000
Nextel International, Sr. Notes,
12.75%, 8/1/10                                          8,450            697,125
Nextel Partners, Inc., Sr. Notes,
11.00%, 3/15/10                                        11,205          8,375,738
NTL (Delaware), Inc.,
5.75%, 12/15/09(3)                                      1,220            286,700
Ono Finance PLC, 13.00%, 5/1/09                         5,470          3,856,350
Ono Finance PLC, 13.00%, 5/1/09             EUR         3,000          1,868,136
Ono Finance PLC, Sr. Notes,
14.00%, 2/15/11                                         3,780          2,740,500
PTC International Finance II SA,
11.25%, 12/1/09                                         1,875          1,809,375
PTC International Finance II SA,
11.25%, 12/1/09                             EUR         3,375          2,956,169
Spectrasite Holdings, Inc.,
6.75%, 11/15/10(1)                                      2,860          1,362,075
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 11.25%, (0% until 2004), 4/15/09                19,678          5,805,010
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.00%, (0% until 2003), 7/15/08                 5,360          1,795,600
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.875%, (0% until 2005), 3/15/10                3,870          1,006,200
Spectrasite Holdings, Inc., Sr. Notes,
10.75%, 3/15/10                                           850            480,250
Spectrasite Holdings, Inc., Sr. Notes,
12.50%, 11/15/10                                          730            456,250
TeleCorp PCS, Inc., 10.00%, (PIK)
10/23/09                                                7,413          7,412,743
TeleCorp PCS, Inc., 10.625%, 7/15/10                    7,685          8,953,025
Triton PCS, Inc., 9.375%, 2/1/11                        1,020          1,076,100
Ubiquitel Operating Co., 14.00%, (0%
until 2005), 4/15/10                                   12,800          6,208,000
--------------------------------------------------------------------------------
                                                                  $  108,434,631
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Wireline Communication Services -- 3.7%
--------------------------------------------------------------------------------
Asia Global Crossing, Sr. Notes,
13.375%, 10/15/10                                  $    1,200     $      294,000
Carrier1 International SA, Sr. Notes,
13.25%, 2/15/09                                        11,480            975,800
Colt Telecom Group PLC, Sr. Disc. Notes,
12.00%, (0% to 12/01) 12/15/06                          1,750          1,470,000
Completel Europe NV, 14.00%, (0% until
2004), 2/15/09                                          7,840            901,600
Esprit Telecom Group PLC, Sr. Notes,
10.875%, 6/15/08(2)                                     8,825             44,125
Esprit Telecom Group PLC, Sr. Notes,
11.50%, 12/15/07(2)                         DEM        12,600             63,000
FLAG Ltd., Sr. Notes, 8.25%, 1/30/08                    6,240          4,024,800
FLAG Telecom Holdings Ltd., Sr. Notes,
11.625%, 3/30/10                                        8,280          2,939,400
GT Group Telecom, Sr. Disc. Notes,
13.25%, (0% until 2005), 2/1/10                         3,330            632,700
Intermedia Communications, Inc., Sr.
Disc. Notes, 11.25%, (0% until 2002),
7/15/07                                                 9,958          9,908,210
Intermedia Communications, Inc., Sr.
Notes, 8.50%, 1/15/08                                   1,250          1,262,500
Intl. Cabletel, Inc., Sr. Notes,
11.50%, 2/1/06                                          4,615          2,792,075
iPCS Inc., Sr. Disc. Notes, 14.00%, (0%
until 2005) 7/15/10                                    11,000          6,655,000
SBA Communications Corp., Sr. Disc.
Notes, 12.00%, (0% until 2003) 3/1/08                   2,390          1,684,950
SBA Communications Corp., Sr. Notes,
10.25%, 2/1/09                                          2,283          1,837,815
Tele1 Europe BV, Sr. Notes,
13.00%, 5/15/09                                         5,880          1,617,000
Tritel PCS, Inc., 10.375%, 1/15/11                      5,960          6,868,900
--------------------------------------------------------------------------------
                                                                  $   43,971,875
--------------------------------------------------------------------------------
Total Corporate Bonds & Notes
   (identified cost $1,194,601,108)                               $1,052,338,036
--------------------------------------------------------------------------------

COMMON STOCKS, WARRANTS AND RIGHTS -- 0.4%

SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
Broadcasting and Cable -- 0.0%
--------------------------------------------------------------------------------
Pegasus Communications Corp.                           21,838     $      216,196
UIH Australia/Pacific, Inc., Warrants,
Exp. 5/15/06(4)                                         3,600                  0
--------------------------------------------------------------------------------
                                                                  $      216,196
--------------------------------------------------------------------------------
Chemicals -- 0.0%
--------------------------------------------------------------------------------
Sterling Chemicals, Inc., Common(4)                     9,600     $        1,440
--------------------------------------------------------------------------------
                                                                  $        1,440
--------------------------------------------------------------------------------
Information Technology Services -- 0.0%
--------------------------------------------------------------------------------
Cybernet Internet Services
International, Inc., Warrants, Exp.
7/1/09(4)                                               4,825     $            0
Diva Systems Corp., Warrants,
Exp. 3/1/08(4)                                         37,725                  0
Equinix, Inc., Warrants, Exp. 12/1/07(4)                4,500             67,500
--------------------------------------------------------------------------------
                                                                  $       67,500
--------------------------------------------------------------------------------
Lodging and Gaming -- 0.0%
--------------------------------------------------------------------------------
Peninsula Gaming LLC, Convertible
Preferred Membership Interests(4)(5)                   25,351     $      152,107
--------------------------------------------------------------------------------
                                                                  $      152,107
--------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 0.0%
--------------------------------------------------------------------------------
Key Energy Group, Inc., Common(4)                      27,530     $      239,511
--------------------------------------------------------------------------------
                                                                  $      239,511
--------------------------------------------------------------------------------
Printing and Business Products -- 0.0%
--------------------------------------------------------------------------------
Merrill Corp., Warrants, Exp. 5/1/09(4)                 5,250     $            0
--------------------------------------------------------------------------------
                                                                  $            0
--------------------------------------------------------------------------------
Restaurants -- 0.0%
--------------------------------------------------------------------------------
New World Coffee, Warrants,
Exp. 6/15/06(4)(5)                                      8,130     $            0
--------------------------------------------------------------------------------
                                                                  $            0
--------------------------------------------------------------------------------
Retail - Food and Drug -- 0.1%
--------------------------------------------------------------------------------
Pathmark Stores Inc., Common(4)                        42,519     $    1,002,811
--------------------------------------------------------------------------------
                                                                  $    1,002,811
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
Semiconductors -- 0.0%
--------------------------------------------------------------------------------
Asat Finance, Warrants Exp., 11/1/06(4)                 6,350     $      320,675
--------------------------------------------------------------------------------
                                                                  $      320,675
--------------------------------------------------------------------------------
Services -- 0.0%
--------------------------------------------------------------------------------
HF Holdings, Inc., Warrants,
Exp. 7/15/02(4)                                        13,600     $            0
--------------------------------------------------------------------------------
                                                                  $            0
--------------------------------------------------------------------------------
Wireless Communication Services -- 0.1%
--------------------------------------------------------------------------------
IWO Holdings, Inc., Warrants,
Exp. 1/15/11(1)(4)                                      8,400     $      672,000
Jazztel PLC, ADR(4)                                    38,264            142,725
Ubiquitel Operating Co., Warrants,
Exp. 4/15/10(1)(4)                                     11,225            280,625
--------------------------------------------------------------------------------
                                                                  $    1,095,350
--------------------------------------------------------------------------------
Wireless Communications -- 0.1%
--------------------------------------------------------------------------------
Ono Finance PLC, Warrants,
Exp. 3/16/11(4)                                         3,780     $      151,200
Ono Finance PLC, Warrants,
Exp. 5/31/09(4)                                        10,870            217,400
Ono Finance PLC, Warrants,
Exp. 5/31/09(4)                                         3,800             68,651
--------------------------------------------------------------------------------
                                                                  $      437,251
--------------------------------------------------------------------------------
Wireline Communication Services -- 0.1%
--------------------------------------------------------------------------------
Carrier1 International SA, Warrants,
Exp. 2/19/09(1)(4)                                     16,375     $            0
Completel Europe NV, Common(4)(5)                     392,000            426,300
iPCS Inc., Warrants, Exp. 7/15/10(4)                    8,600            517,075
Primus Telecommunications Group,
Warrants, Exp. 8/1/04(4)                                4,600                  0
Song Networks Holding, ADR, Common(4)                  56,270             27,010
Versatel Telecom BV, Warrants,
Exp. 5/15/08(1)(4)                                     14,000                  0
Worldcom, Inc.-MCI Group, Common                          203              2,405
WorldCom, Inc.-World Com Group,
Common(4)                                               5,076             68,272
--------------------------------------------------------------------------------
                                                                  $    1,041,062
--------------------------------------------------------------------------------
Total Common Stocks, Warrants and Rights
   (identified cost $3,914,921)                                   $    4,573,903
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 0.1%

SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
Wireline Communication Services -- 0.1%
--------------------------------------------------------------------------------
Worldcom, Inc.(1)                                      36,250     $      856,406
--------------------------------------------------------------------------------
                                                                  $      856,406
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks
   (identified cost $906,250)                                     $      856,406
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 5.5%

SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------
Apparel -- 0.0%
--------------------------------------------------------------------------------
Cluett American Corp., 12.50% (PIK)                        28     $          856
--------------------------------------------------------------------------------
                                                                  $          856
--------------------------------------------------------------------------------
Broadcasting and Cable -- 2.2%
--------------------------------------------------------------------------------
CSC Holdings, Inc., Series M, 11.125%                 153,768     $   16,145,640
Granite Broadcasting Corp.,
12.75% (PIK)                                            5,883            963,341
Pegasus Satellite, 12.75% (PIK)                        11,719          8,935,738
--------------------------------------------------------------------------------
                                                                  $   26,044,719
--------------------------------------------------------------------------------
Business Services - Rental & Leasing -- 0.8%
--------------------------------------------------------------------------------
Crown Castle International Corp., 12.75%
(PIK)                                                  11,294     $    8,837,555
--------------------------------------------------------------------------------
                                                                  $    8,837,555
--------------------------------------------------------------------------------
Wireless Communication Services -- 1.7%
--------------------------------------------------------------------------------
Dobson Communications Corp., 12.25%
(PIK)                                                   5,324     $    5,284,277
Dobson Communications Corp., 12.25%
(PIK)                                                   1,863          1,849,027
Nextel Communications Corp., 13% (PIK)                    180             74,250
Nextel Communications, Inc., 11.125%
(PIK)                                                   2,885          1,103,512
Rural Cellular Corp., 11.375% (PIK)                     8,836          7,532,976
Rural Cellular Corp., 12.25% (PIK)                      5,926          4,814,951
--------------------------------------------------------------------------------
                                                                  $   20,658,993
--------------------------------------------------------------------------------
Wireline Communication Services -- 0.8%
--------------------------------------------------------------------------------
Broadwing Communications, Series B,
12.50%                                                 12,767     $    8,968,818
Global Crossing Holding Ltd., 10.5%
(PIK)                                                 117,000            380,250

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                         SHARES           VALUE
--------------------------------------------------------------------------------

Wireline Communication Services (continued)
--------------------------------------------------------------------------------
Global Crossing Holding Ltd., 6.75%                $   20,700     $      201,825
XO Communications, Inc. 14% (PIK)                          37                 84
--------------------------------------------------------------------------------
                                                                  $    9,550,977
--------------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $97,395,424)                                  $   65,093,100
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 4.1%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
CIT Group Holdings, Inc., 2.63%, 11/1/01           $   22,121     $   22,121,000
Delaware Funding Corp., 2.39%, 11/20/01                27,178         27,143,718
--------------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $49,264,718)                               $   49,264,718
--------------------------------------------------------------------------------
Total Investments -- 99.4%
   (identified cost $1,352,865,250)                               $1,179,200,385
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.6%                            $    7,550,148
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $1,186,750,533
--------------------------------------------------------------------------------

 ADR - American Depositary Receipt

 EUR - Euro Dollar

 GBP - British Pound

 DEM - Deutsche Mark

 (PIK) - Payment In Kind.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Defaulted security
 (3)  Convertible bond
 (4)  Non-income producing security.
 (5)  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------
Investments, at value (identified cost,
   $1,352,865,250)                        $1,179,200,385
Cash                                               1,895
Receivable for investments sold                6,517,067
Interest and dividends receivable             29,443,000
Prepaid expenses                                   7,366
--------------------------------------------------------
TOTAL ASSETS                              $1,215,169,713
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable for investments purchased         $   28,152,789
Payable for open forward foreign
   currency contracts                            165,670
Payable to affiliate for Trustees' fees              658
Accrued expenses                                 100,063
--------------------------------------------------------
TOTAL LIABILITIES                         $   28,419,180
--------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $1,186,750,533
--------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,360,635,439
Net unrealized depreciation (computed on
   the basis of identified cost)            (173,884,906)
--------------------------------------------------------
TOTAL                                     $1,186,750,533
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2001
Investment Income
-------------------------------------------------------
Interest                                  $ 144,906,552
Dividends                                    12,712,705
Miscellaneous                                   225,643
-------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 157,844,900
-------------------------------------------------------

Expenses
-------------------------------------------------------
Investment adviser fee                    $   7,944,364
Trustees' fees and expenses                      30,022
Custodian fee                                   354,763
Legal and accounting services                    71,643
Miscellaneous                                    18,424
-------------------------------------------------------
TOTAL EXPENSES                            $   8,419,216
-------------------------------------------------------

NET INVESTMENT INCOME                     $ 149,425,684
-------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(317,463,851)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                      65,423
-------------------------------------------------------
NET REALIZED LOSS                         $(317,398,428)
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  40,537,195
   Foreign currency and forward foreign
      currency exchange contracts            (1,368,970)
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  39,168,225
-------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(278,230,203)
-------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(128,804,519)
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

                                   YEAR ENDED        PERIOD ENDED             YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS  OCTOBER 31, 2001  OCTOBER 31, 2000(1)      MARCH 31, 2000
--------------------------------------------------------------------------------------------
From operations --
   Net investment income            $  149,425,684       $   81,371,244       $  117,274,089
   Net realized gain (loss)           (317,398,428)         (38,647,930)          14,889,587
   Net change in unrealized
      appreciation (depreciation)       39,168,225         (159,597,700)         (51,454,228)
--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS           $ (128,804,519)      $ (116,874,386)      $   80,709,448
--------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                    $  609,949,260       $  349,093,037       $  465,123,511
   Withdrawals                        (458,200,275)        (253,410,519)        (400,057,623)
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS             $  151,748,985       $   95,682,518       $   65,065,888
--------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                           $   22,944,466       $  (21,191,868)      $  145,775,336
--------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------
At beginning of year                $1,163,806,067       $1,184,997,935       $1,039,222,599
--------------------------------------------------------------------------------------------
AT END OF YEAR                      $1,186,750,533       $1,163,806,067       $1,184,997,935
--------------------------------------------------------------------------------------------

 (1)  For the seven months ended October 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                    YEAR ENDED OCTOBER 31,                      YEAR ENDED MARCH 31,
                                  --------------------------    ----------------------------------------------------
                                     2001          2000(1)         2000           1999          1998         1997
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net
   assets):
   Expenses                             0.67%          0.67%(2)       0.64%          0.65%        0.63%        0.67%
   Net investment income               11.96%         11.46%(2)      10.54%         10.23%        9.63%       10.02%
Portfolio Turnover                        83%            41%           113%           150%         137%          78%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $1,186,751     $1,163,806     $1,184,998     $1,039,223     $960,501     $706,711
--------------------------------------------------------------------------------------------------------------------

 (1)  For the seven-month period ended October 31, 2000.
 (2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

1 Significant Accounting Policies
-------------------------------------------
   High Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolio will begin amortizing market premium on debt securities effective November 1, 2001. Prior to this date, the Portfolio did not amortize market premium on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation/depreciation based on securities held as of October 31, 2001.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 F Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimates.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended October 31, 2001, the fee was equivalent to 0.64% of the Portfolio's average daily net assets and amounted to $7,944,364. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2001, no significant amounts have been deferred.

3 Investments
-------------------------------------------
   The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $1,210,624,514 and $943,180,900, respectively, for the year ended October 31, 2001.

4 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2001.

5 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2001 is as follows:

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                              SALES
    -----------------------------------------------------------------------------------------
    SETTLEMENT                                              IN EXCHANGE FOR    NET UNREALIZED
    DATE(S)       DELIVER                                   (IN U.S. DOLLARS)  DEPRECIATION
    -----------------------------------------------------------------------------------------
       11/26/01   British Pound Sterling
                  1,540,750                                  $     2,192,872   $      (43,906)
       11/26/01   Euro Dollar
                  9,945,504                                        8,852,711         (121,775)
    -----------------------------------------------------------------------------------------
                                                             $    11,045,583   $     (165,681)
    -----------------------------------------------------------------------------------------

                                            PURCHASES
    -----------------------------------------------------------------------------------------
    SETTLEMENT                                              DELIVER            NET UNREALIZED
    DATE(S)       IN EXCHANGE FOR                           (IN U.S. DOLLARS)  APPRECIATION
    -----------------------------------------------------------------------------------------
       11/26/01   British Pound Sterling
                  33,233                                    $          48,235  $           11
    -----------------------------------------------------------------------------------------
                                                            $          48,235  $           11
    -----------------------------------------------------------------------------------------

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2001 as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $1,358,441,677
    --------------------------------------------------------
    Gross unrealized appreciation             $   37,435,533
    Gross unrealized depreciation               (216,676,825)
    --------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (179,241,292)
    --------------------------------------------------------

7 Restricted Securities
-------------------------------------------
   At October 31, 2001, the Portfolio owned the following securities (representing 0.05% of net assets which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                              DATE OF
    DESCRIPTION                               ACQUISITION  SHARES/FACE  COST  FAIR VALUE
    ------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND RIGHTS
    ------------------------------------------------------------------------------------
    Completel Europe NV, Common                   9/12/00      392,000  $  0  $  426,300
    New World Coffee, Warrants,
     Exp. 6/15/06                                 6/15/01        8,130     0           0
    Peninsula Gaming LLC, Convertible
     Preferred Membership Interests               7/08/99       25,351     0     152,107
    ------------------------------------------------------------------------------------
                                                                        $  0  $  578,407
    ------------------------------------------------------------------------------------

8 Fiscal Year End Change
-------------------------------------------
   Effective April 1, 2000 the Portfolio changed its fiscal year-end to October 31.

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF HIGH INCOME PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Income Portfolio (the Portfolio) as of October 31, 2001, the related statement of operations for the year ended
October 31, 2001, the statements of changes in net assets for the year ended October 31, 2001, the period from April 1, 2000 to October 31, 2000, and the year ended March 31, 2000, and the supplementary data for the year ended
October 31, 2001, for the period from April 1, 2000 to October 31, 2000 and for each of the years in the four-year period ended March 31, 2000 (all expressed in United States dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2001 by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance High Income Portfolio at October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2001

INVESTMENT MANAGEMENT

EATON VANCE HIGH INCOME FUND

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Armin J. Lang
Vice President

Michael R. Mach
Vice President

Robert B. MacIntosh
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

HIGH INCOME PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Michael W. Weilheimer
Vice President and
Co-Portfolio Manager

Thomas P. Huggins
Vice President and
Co-Portfolio Manager

James L O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF HIGH INCOME PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE HIGH INCOME FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & Trust Company
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


--------------------------------------------------------------------------------
                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 --------------
                                 PRIVACY NOTICE
                                 --------------

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed toprotect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call:1-800-262-1122
--------------------------------------------------------------------------------


EATON VANCE HIGH INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

446-12/01                                                                  HISRC